EXHIBIT 99.1
                                                                    ------------

                     BOSTON SCIENTIFIC ANNOUNCES RESULTS FOR
                 FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2004

Natick, MA (February 1, 2005) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for the fourth quarter and for the year ended December 31, 2004.

HIGHLIGHTS:
-----------

Q4:      Net sales of $1.6 billion, an increase of 70 percent
         Worldwide coronary stent sales of $730 million, an increase of 374 percent
         Net income, excluding net special charges, of $419 million, an increase of 197 percent
         Earnings per share, excluding net special charges, of $0.49 per share

2004:    Net sales of $5.624 billion, an increase of 62 percent
         Worldwide coronary stent sales of $2.351 billion, an increase of 345 percent
         Net income, excluding net special charges, of $1.394 billion, an increase of 168 percent
         Earnings per share, excluding net special charges, of $1.63 per share

FOURTH QUARTER 2004
-------------------

Net sales for the fourth quarter of 2004 were $1.6 billion as compared to $939 million for the fourth quarter of 2003, an increase of 70 percent. Excluding the favorable impact of $35 million of foreign currency fluctuations, net sales increased 67 percent.

Net income for the quarter, excluding net special charges, increased 197 percent to $419 million, or $0.49 per share, as compared to $141 million, excluding net special charges, or $0.17 per share in the fourth quarter of 2003. Reported net income for the quarter, including net special charges of $122 million, was $297 million, or $0.35 per share, as compared to reported net income of $137 million, or $0.16 per share, in the fourth quarter of 2003. The net special charges for the fourth quarter of 2004 consist primarily of a $60 million non-cash charge resulting from certain stock option modifications and a $61 million charge related to taxes on the approximately $1 billion that the Company plans to repatriate in 2005 under the American Jobs Creation Act of 2004.

YEAR-END 2004
-------------

Net sales for the year ended December 31, 2004 were $5.624 billion as compared to $3.476 billion in 2003, an increase of 62 percent. Excluding the favorable impact of $155 million of foreign currency fluctuations, net sales increased 57 percent.

Net income for the year, excluding net special charges, increased 168 percent to $1.394 billion, or $1.63 per share, as compared to $521 million, excluding net special charges, or $0.62 per share for the year ended December 31, 2003. Reported net income for the year, including net special charges of $332 million, was $1.062 billion, or $1.24 per share, as compared to reported net income of $472 million, or $0.56 per share, for the prior year.

"I would like to congratulate the entire Boston Scientific team for a year of historic achievement," said Jim Tobin, President and Chief Executive Officer of Boston Scientific. "Our performance in 2004, fueled by the success of our TAXUS(R) Express(2)(TM) stent system, was nothing short of remarkable and speaks to a truly global effort."

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

The Company discloses non-GAAP or pro forma measures that exclude certain charges. Non-GAAP measures may exclude such items as charges related to purchased in-process research and development and certain litigation. Management uses these measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in the Company's business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for, or as superior to, financial reporting measures prepared in accordance with GAAP.

This press release contains forward-looking statements. The Company wishes to caution the reader of this press release that actual results may differ from those discussed in the forward-looking statements and may be adversely affected by, among other things, risks associated with new product development and introduction, clinical trials, regulatory approvals, competitive offerings, intellectual property, litigation, the Company's relationship with third parties, the Company's overall business strategy, and other factors described in the Company's filings with the Securities and Exchange Commission.

                                      CONTACT:  Milan Kofol
                                                508-650-8569
                                                617-834-8595 (Mobile)
                                                Investor Relations
                                                Boston Scientific Corporation

                                                Paul Donovan
                                                508-650-8541
                                                508-667-5165 (Mobile)
                                                Media Relations
                                                Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

                                                              Three Months Ended                       Three Months Ended
                                                              December 31, 2004                        December 31, 2003

In millions, except per share data                   Reported    Adjustments    Adjusted       Reported    Adjustments   Adjusted
----------------------------------------------------------------------------------------------------------------------------------
Net sales                                             $ 1,600                    $ 1,600         $  939                    $  939
Cost of products sold                                     328                        328            257                       257
                                                   --------------------------------------    -------------------------------------
Gross profit                                            1,272                      1,272            682                       682

Selling, general and administrative expenses              515        $ (90)          425            313                       313
Research and development expenses                         158                        158            128                       128
Royalties                                                  64                         64             14                        14
Amortization expense                                       30                         30             27                        27
Purchased research and development                          1           (1)                           4        $  (4)
                                                   --------------------------------------    -------------------------------------
                                                          768          (91)          677            486           (4)         482
                                                   --------------------------------------    -------------------------------------
Operating income                                          504           91           595            196            4          200

Other income (expense):
Interest expense                                          (20)                       (20)           (11)                      (11)
Other, net                                                (25)                       (25)            (1)                       (1)
                                                   --------------------------------------    -------------------------------------

Income before income taxes                                459           91           550            184            4          188
Income taxes                                              162          (31)          131             47                        47
                                                   --------------------------------------    -------------------------------------

Net income                                            $   297        $ 122       $   419         $  137         $  4       $  141
                                                   ======================================    =====================================

Net income per common share -
  assuming dilution                                   $  0.35                    $  0.49         $ 0.16                    $ 0.17
                                                   ===========                ===========    ===========               ===========

Weighted average shares outstanding -
  assuming dilution                                     854.6                      854.6          847.4                     847.4
                                                   ===========                ===========    ===========               ===========


BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
                                                                 Year Ended                                Year Ended
                                                              December 31, 2004                         December 31, 2003

In millions, except per share data                   Reported    Adjustments    Adjusted       Reported    Adjustments   Adjusted
----------------------------------------------------------------------------------------------------------------------------------

Net sales                                             $ 5,624                    $ 5,624        $ 3,476                   $ 3,476
Cost of products sold                                   1,292                      1,292            961                       961
                                                   --------------------------------------    -------------------------------------
Gross profit                                            4,332                      4,332          2,515                     2,515

Selling, general and administrative expenses            1,742        $(200)        1,542          1,171                     1,171
Research and development expenses                         569                        569            452                       452
Royalties                                                 195                        195             54                        54
Amortization expense                                      112                        112             89                        89
Litigation-related charges                                 75          (75)                          15        $ (15)
Purchased research and development                         65          (65)                          37          (37)
                                                   --------------------------------------    -------------------------------------
                                                        2,758         (340)        2,418          1,818          (52)       1,766
                                                   --------------------------------------    -------------------------------------
Operating income                                        1,574          340         1,914            697           52          749

Other income (expense):
Interest expense                                          (64)                       (64)           (46)                      (46)
Other, net                                                (16)                       (16)            (8)                       (8)
                                                   --------------------------------------    -------------------------------------

Income before income taxes                              1,494          340         1,834            643           52          695
Income taxes                                              432            8           440            171            3          174
                                                   -------------------------------------     -------------------------------------

Net income                                            $ 1,062        $ 332       $ 1,394         $  472        $  49      $   521
                                                   ======================================    =====================================

Net income per common share -
  assuming dilution                                   $  1.24                    $  1.63         $ 0.56                   $  0.62
                                                   ===========                ===========    ===========               ===========

Weighted average shares outstanding -
  assuming dilution                                     857.7                      857.7          845.4                     845.4
                                                   ===========                ===========    ===========               ===========


BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

                                                December 31,       December 31,
In millions                                         2004               2003
-------------------------------------------------------------------------------

Assets
Current assets:
   Cash and short term investments               $   1,640          $     752
   Trade accounts receivable, net                      900                542
   Inventories                                         360                281
   Other current assets                                389                305
                                                 ----------         ----------
         Total current assets                        3,289              1,880

Property, plant and equipment, net                     870                744
Intangible assets, net                               3,340              2,461
Investments                                            529                558
Other assets                                           142                 56
                                                 ----------         ----------
                                                 $   8,170          $   5,699
                                                 ==========         ==========

Liabilities and Stockholders' Equity
Current liabilities:
   Borrowings due within one year                $   1,228          $     553
   Accounts payable and accrued expenses             1,010                675
   Other current liabilities                           367                165
                                                 ----------         ----------
         Total current liabilities                   2,605              1,393

Long-term debt                                       1,139              1,172
Other long-term liabilities                            401                272

Stockholders' equity                                 4,025              2,862
                                                 ----------         ----------
                                                 $   8,170          $   5,699
                                                 ==========         ==========

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
REGIONAL SUMMARY
(Unaudited)

                                          WORLDWIDE TOTAL
                      -------------------------------------------------------
                        Three Months Ended
                            December 31,                   CHANGE
                      -------------------------------------------------------
                                                As Reported      Constant
In millions              2004        2003      Currency Basis  Currency Basis
                      ----------  ----------   --------------  --------------

DOMESTIC              $    1,003  $      482         108%            108%


EUROPE                       287         196          46%             34%
JAPAN                        157         145           8%              6%
INTER-CONTINENTAL            153         116          32%             26%
                      ----------  ----------   --------------  --------------
INTERNATIONAL                597         457          31%             23%

                      ----------  ----------   --------------  --------------
WORLDWIDE             $    1,600  $      939          70%             67%
                      ==========  ==========   ==============  ==============


                                          WORLDWIDE TOTAL
                      -------------------------------------------------------
                            Year Ended
                           December 31,              CHANGE
                      -------------------------------------------------------
                                                As Reported      Constant
In millions              2004        2003      Currency Basis  Currency Basis
                      ----------  ----------   --------------  --------------

DOMESTIC              $    3,502  $    1,924          82%             82%


EUROPE                       994         672          48%             35%
JAPAN                        613         541          13%              6%
INTER-CONTINENTAL            515         339          52%             44%
                      ----------  ----------   --------------  --------------
INTERNATIONAL              2,122       1,552          37%             27%

                      ----------  ----------   --------------  --------------
WORLDWIDE             $    5,624  $    3,476          62%             57%
                      ==========  ==========   ==============  ==============

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
DIVISIONAL SUMMARY
(Unaudited)


                                           WORLDWIDE TOTAL
                      -------------------------------------------------------
                      Three Months Ended
                          December 31,                  CHANGE
                      -------------------------------------------------------
                                             As Reported        Constant
In millions             2004       2003     Currency Basis    Currency Basis
                      --------   --------   --------------    --------------

Cardiovascular        $  1,185   $    590              101%               98%
Electrophysiology           35         31               13%               11%
Neurovascular               67         62                8%                5%
                      --------   --------   --------------    --------------
CARDIOVASCULAR           1,287        683               88%               85%

Oncology                    49         44               11%                8%
Endoscopy                  167        151               11%                8%
Urology                     72         61               18%               14%
                      --------   --------   --------------    --------------
ENDOSURGERY                288        256               13%                9%

Neuromodulation             25

                      --------   --------   --------------    --------------
WORLDWIDE             $  1,600   $    939               70%               67%
                      ========   ========   ==============    ==============

                                           WORLDWIDE TOTAL
                      -------------------------------------------------------
                          Year Ended
                         December 31,                    CHANGE
                      -------------------------------------------------------
                                             As Reported        Constant
In millions             2004       2003     Currency Basis    Currency Basis
                      --------   --------   --------------    --------------

Cardiovascular        $  4,107   $  2,168               89%               84%
Electrophysiology          130        113               15%               12%
Neurovascular              253        223               13%                9%
                      --------   --------   --------------    --------------
CARDIOVASCULAR           4,490      2,504               79%               74%

Oncology                   186        166               12%                8%
Endoscopy                  641        580               11%                7%
Urology                    261        226               15%               13%
                      --------   --------   --------------    --------------
ENDOSURGERY              1,088        972               12%                9%

Neuromodulation             46

                      --------   --------   --------------    --------------
WORLDWIDE             $  5,624   $  3,476               62%               57%
                      ========   ========   ==============    ==============